Exhibit 10.3

NON-EMPLOYEE DIRECTOR
ANNUAL SHARE INCENTIVE GRANT AGREEMENT
PURSUANT TO THE SEACOR HOLDINGS INC.
2014 SHARE INCENTIVE PLAN

THIS ANNUAL SHARE INCENTIVE GRANT AGREEMENT (this “Agreement”) is made and entered into effective as of [________], 20[__] (the “Grant Date”) by and between SEACOR Holdings Inc. (the “Company”), and [____________________] (the “Grantee”) pursuant to the terms and conditions of the SEACOR Holdings Inc. 2014 Share Incentive Plan (and, as amended, modified or supplemented from time to time, the “Plan”).

1. STOCK OPTION AWARD.

(a)    Stock Option Grant. On the terms and conditions set forth in this Agreement and the Plan, the Company grants to the Grantee on the Grant Date options to purchase a total of [________] Shares (the “Stock Options”) at the Exercise Price set forth below. The Stock Options to be granted pursuant hereto shall not be Incentive Stock Options.

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Shares                 [____]
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“Exercise Price”            $[____]
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Vesting: The Stock Options shall vest and become exercisable upon the earlier of: (A) the first anniversary of the Grant Date and (B) the date of the first annual meeting of the stockholders of the Company after the Grant Date, provided that the Grantee continues to serve as a director of the Company on such date.

VESTING ACCELERATOR: The Stock Options shall become 100% vested and immediately exercisable in the event of the termination of the service of a Grantee by reason of Disability, death, or voluntary retirement from the Company under acceptable circumstances as determined by the Board in its sole discretion.
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(b)    Payment of Exercise Price. The Exercise Price may be paid in cash or, in the discretion of the Board, by the delivery of Shares then owned by the Grantee, to be valued at the Fair Market Value on the date of exercise (which are not the subject of any pledge or other security interest and which have been owned by the Grantee for at least six months), by the withholding of Shares for which a Stock Option is exercisable, or by a combination of these methods. Payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Exercise Price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Company may prescribe any other method of paying the Exercise Price that it determines to be consistent with applicable law. In determining which methods the Grantee may utilize to pay the Exercise Price, the Company may consider such factors as it determines are appropriate.

(c)    Term.

(i)    In General. Subject to earlier termination as set forth herein, the Stock Options shall terminate on the tenth anniversary of the Grant Date.

(ii)    Termination of Directorship (failure to be nominated/elected to the Board). In the event that the service of the Grantee is terminated by reason of (x) failure of the Company to nominate for re-election such Grantee who is otherwise eligible or (y) the failure of such Grantee to be re-elected by the stockholders following nomination by the Company (in either case, if such failure to be nominated/elected to the Board was not due to Cause) or (z) the voluntary retirement of a Grantee, the Stock Options, to the extent vested as of the date of such termination of service, shall expire on the earliest of: (xx) the expiration of the term set forth in Paragraph 1(c)(i) above and (yy) one (1) year after the date of such termination of service.

(iii)    Termination of Directorship due to Death or Disability. In the event that the service of the Grantee is terminated by reason of death or Disability, the Stock Options shall expire on the earliest of: (x) the expiration of the term set forth in Paragraph 1(c)(i) above and (y) one (1) year after the date of such termination of service.

(iv)    Termination of Directorship Due to Any Other Reason (Including Cause). Except as otherwise provided pursuant to Paragraph 3 hereof, in the event that the service of the Grantee is terminated for any reason other than voluntary retirement, failure to be nominated/elected to the Board without Cause, death or Disability, the Stock Options shall no longer be exercisable and shall terminate and be of no further force or effect from and after the date of such termination.

2. STOCK AWARDS

(a)    Stock Award Grant. On the terms and conditions set forth in this Agreement and the Plan, the Company hereby grants to the Grantee a total of 500 Shares (the “Stock Award”), which will vest and the restrictions upon which will lapse in four installments (each, a “Vesting Date”), as follows:

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Shares             Vesting Date
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125            [________], 20[__]
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125            [________], 20[__]
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125            [________], 20[__]
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125            [________], 20[__]
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(b)    Book-Entry Form. Unless otherwise directed by the Committee, Shares under the Stock Award shall be held in book entry form with appropriate restrictions relating to the transfer of such Shares.

(c)    Termination of Directorship for Any Reason. Except as otherwise provided pursuant to Paragraph 3 hereof, or as otherwise determined by the Board, in the event that the Grantee’s service as a director of the Company terminates for any reason, any and all unvested Stock Awards for which the Vesting Date had not yet occurred as of the date of such termination shall terminate and become null and void.

3. ADJUSTMENT PROVISIONS; CHANGE OF CONTROL.

(a)    The Stock Options and the Stock Award shall be subject to adjustment as provided in Section 4(b) of the Plan.

(b)    The Stock Options and the Stock Award shall be subject to Section 13 of the Plan upon and following a Change of Control.

4. ADMINISTRATION

(a)    Non-transferability. Stock Options and the right to receive unvested Stock Awards granted under the Plan to a Grantee shall not be transferable otherwise except, in the case of Stock Options, by will or the laws of descent and distribution, and Stock Options shall be exercisable, during the Grantee’s lifetime, only by the Grantee. In the event of the death of the Grantee, each Stock Option theretofore granted to him or her shall be exercisable during such period after his or her death by such Grantee’s representative. Notwithstanding the foregoing, Stock Options and unvested Shares under the Stock Award may be transferred by the Grantee solely to the Grantee’s spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons.

(b)    Representations and Warranties of Grantee. The Grantee hereby represents and warrants to the Company as follows:

i.    The Grantee has the legal right and capacity to enter into this Agreement and fully understands the terms and conditions of this Agreement.

ii.    The Grantee is acquiring the Stock Options and Stock Award for investment purposes only and not with a view to, or in connection with, the public distribution thereof in violation of the Securities Act of 1933, as amended (the “Securities Act”).

iii.    If any Shares subject to the Stock Options or the Stock Award shall be registered under the Securities Act, no public offering (otherwise than on a national securities exchange, as defined in the Securities Exchange Act of 1934, as amended) of any Shares acquired hereunder shall be made by the Grantee (or any other person) under such circumstances that he or she (or such person) may be deemed an underwriter, as defined in the Securities Act.

iv.    The Grantee understands and agrees that none of the Shares subject to the Stock Options or the Stock Award may be offered, sold, assigned, transferred, pledged, hypothecated or otherwise disposed of except in compliance with this Agreement and the Securities Act pursuant to an effective registration statement or applicable exemption from the registration requirements of the Securities Act and applicable state securities or “blue sky” laws, and then only in accordance with the SEACOR Holdings Inc. Insider Trading and Tipping Procedures and Guidelines (the “Insider Trading Policy”). The Grantee further understands that the Company has no obligation to cause or to refrain from causing the resale of the Stock Award, any of the Shares subject to the Stock Options, or any other Shares or shares of its capital stock to be registered under the Securities Act or to comply with any exemption under the Securities Act which would permit the Stock Award or Shares subject to the Stock Options to be sold or otherwise transferred by the Grantee. The Grantee further understands that, without approval in writing pursuant to the Insider Trading Policy, no trade may be executed in any interest or position relating to the future price of Company securities, such as a put option, call option, or short sale (which prohibition includes, among other things, establishing any “collar” or other mechanism for the purpose of establishing a price).

v.    Notwithstanding anything herein to the contrary, the Company shall have no obligation to deliver any Shares hereunder or make any other distribution of benefits under hereunder unless such delivery or distribution would comply with all applicable laws (including, without limitation, the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(d)    Notices. Any notice required or permitted hereunder shall be deemed given, if to the Grantee, when delivered (a) by a nationally recognized overnight delivery service (receipt requested), (b) by e-mail or other electronic means, or (c) by certified or registered mail, return receipt requested, postage prepaid, at such address as the Company shall maintain for the Grantee in its personnel records or such other address as he or she may designate in writing to the Company. Grantee will promptly notify the Company in writing upon any change in Grantee’s mailing address or e-mail address. Any notice required or permitted hereunder shall be deemed given, if to the Company, when delivered by certified or registered mail, return receipt requested, postage prepaid, to the Company, at 2200 Eller Drive, PO Box 13038, Fort Lauderdale, FL 33316, Attention: Corporate Secretary or such other address as the Company may designate in writing to the Grantee.

(e)    Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Agreement shall in no manner be construed to be a waiver of such provision or of any other provision hereof.

(f)    Amendment and Termination. Subject to the terms of the Plan, this Agreement may not be amended or terminated unless such amendment or termination is in writing and duly executed by each of the parties hereto.

(g)    Tenure. A Grantee’s right, if any, to continue to serve as a director of the Company or any of its Affiliates shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

(h)    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

(i)    Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Company, its successors and assigns, and the Grantee, his or her executors, administrators, personal representatives and heirs. In the event that any part of this Agreement shall be held to be invalid or unenforceable, the remaining parts hereof shall nevertheless continue to be valid and enforceable as though the invalid portions were not a part hereof.

(j)    Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to the Stock Options and Stock Award and supersedes all prior agreements, discussions and understandings with respect to such subject matter.

(k)    Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to principles and provisions thereof relating to conflict or choice of laws.

(l)    Clawback. The Stock Options, the Shares issued upon exercise of the Stock Options, the Stock Award, and the Shares issued upon vesting of the Stock Award will be subject to such clawback provisions as may be required to be made pursuant to any applicable law, government regulation or stock exchange listing requirement, or other applicable Company policy.

(m)    2014 Share Incentive Plan Controls. This Agreement is subject to all terms and provisions of the Plan, which are incorporated herein by reference. In the event of any conflict, the terms and provisions of the Plan shall control over the terms and provisions of this Agreement. All capitalized terms herein shall have the meanings given to such terms by the Plan unless otherwise defined herein or unless the context clearly indicates otherwise.

IN WITNESS WHEREOF, The Company has executed this Agreement on the day and year first above written.

SEACOR HOLDINGS INC.

______________________________________________
Paul L. Robinson
Senior Vice President and General Counsel

The undersigned hereby accepts, and agrees to, all terms and provisions of the foregoing Non-Employee Director Annual Share Incentive Grant Agreement.

______________________________________________
Name: ________________________________________
Dated: ________________________________________

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